UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT #1 TO
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 31, 2014
__________________________________________
Date of Report (Date of earliest event reported)

Titan Iron Ore Corp.
 ______________________________________________________
Exact name of registrant as specified in its charter)

Nevada                                                      000-52917                                           98-0546715
______________________________________________________________________________________
(State or other jurisdiction                   (Commission File Number)                Employer Identification No.

125 E. Campbell Ave., Campbell, California 95008
_________________________________________________________________
(Address of principal executive offices) (Zip Code)

(800) 263-5547
_________________________________________________________________
Registrant’s telephone number, including area code

Not Applicable
_______________________________________________________________
(Former name or former address, if changed since last report)

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 6, 2014, Titan Iron Ore Corp. (“we,” “us,” “our,” and “Titan”), filed with the Securities and Exchange Commission (“SEC”) a Form 8-K (the “Initial Report”) for the purpose of announcing its entry into an Agreement and Plan of Merger and Reorganization, dated January 31, 2014 (the “Merger Agreement”), with IHookup Social, Inc. (“iHookup”), via its wholly-owned subsidiary, iHookup Operations Corp (“Subsidiary”).  iHookup’s  stockholders exchanged all of their twelve million (12,000,000) shares of outstanding stock for fifty million (50,000,000) shares of Titan’s newly designated Series A Preferred Stock.

The purpose of this Amendment No. 1 to the Initial Report (“Amendment No. 1”) is to: (i) file the Merger Agreement and the Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock (“Certificate of Designations”) as Exhibits 2.01 and 3.05, respectively, thereto; (ii) disclose material agreements of iHookup as a wholly-owned subsidiary of Titan after the merger; (iii) disclose material agreements entered into by Titan after the merger; (iv) describe the business experience of Robert  A. Rositano, Jr. (“Robert Rositano”) and Dean Rositano as the directors and officers of Titan and iHookup; and (v) disclose any potential conflicts of interest between the related parties.

Item 1.01.  Entry into a Material Definitive Agreement.

Item 1.01(a): Asset Purchase Agreement

Prior to the merger, iHookup obtained its assets from CheckMate Mobile, Inc., a Delaware corporation (“CMI”), of which Dean Rositano and Robert Rositano are stockholders and the President and CEO, respectively. CMI is in the business of developing mobile apps and developed a mobile app commonly referred to as iHookup, a proximity-based mobile social platform that facilitates real time connections between people. Pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated January 18, 2014, CMI sold the iHookup mobile app, including its name, intellectual property, user database and certain domain names, and apple developer account (iTunes), to iHookup for a purchase price of $293,750. iHookup paid the purchase price by issuing 1,175,000 shares of its Series A Preferred  Stock, priced at $0.25/share, to CMI.

The foregoing description is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed herewith as Exhibit 10.17 and incorporated herein by reference.

Item 1.01(b): Services Contract

On January 18, 2014, iHookup entered into a contract for services (“Services Contract”) with CMI for CMI to provide certain backend services for the iHookup mobile app. Such services include, but are not limited to, general web / app hosting, video and image streaming, load balancing, database server management,  email hosting, push notifications, DNS management, system maintenance, trouble shooting, and infrastructure scaling. iHookup will pay CMI an amount each month equal to $2,500 plus the sum of the number of active, registered users multiplied by $0.05 (i.e. $2,500 + (Users*$0.05)).  As further described in item 5.02(c), Dean and Robert Rositano will both continue their respective roles at CMI while serving as directors and officers of Titan and iHookup.

The foregoing description is qualified in its entirety by reference to the Services Contract, which is filed herewith as Exhibit 10.18 and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Please see Item 1.10(a) above.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2014, Robert Rositano and Dean Rositano were appointed as iHookup’s directors pursuant to the Action by Written Consent of Incorporator. For the last five years, both Dean Rositano and Robert Rositano have focused on growing new relationships within the mobile technology sector, developing mobile solutions, building scalable mobile hosting platforms and market testing a wide variety of applications in both the iTunes and Android stores. Robert Rositano, age 45, and Dean Rositano, age 42, are brothers.

Item 5.02(a): Dean Rositano

Executive Agreement

On January 19, 2014, iHookup entered into an employment agreement with Dean Rositano pursuant to which Dean Rositano will serve as President and Chief Technology Officer of iHookup. The employment agreement provides, among other things, that Dean Rositano will be eligible for participation in any employee benefit plan, retirement plan, and option plan maintained by iHookup; receive a base salary of $150,000 per year; and receive reimbursement for ordinary and necessary business expenses incurred in connection with the performance of his duties as President and Chief Technology Officer of iHookup. Upon a successful launch of iHookup’s products and services and reaching the first 1,000,000 registered users, Dean Rositano will receive a bonus of $50,000 and his base salary will be increased to $200,000 annually. When iHookup reaches a cumulative 5,000,000 registered users or more, Dean Rositano will receive a bonus of $75,000 and his base salary will be increased to $250,000 annually. After the above goals are achieved, his base salary will begin being increased semi-annually at a minimum rate of 10% or higher, as determined by the board of directors or a committee established by the board of directors for compensation purposes. If iHookup is unable to pay executive salary or bonuses, the amounts owed will be accrued as a convertible note. The note can be converted into common stock, at Dean Rositano’s sole discretion.

The foregoing description is qualified in its entirety by reference to the employment agreement, which is filed herewith as Exhibit 10.19 and incorporated herein by reference.

Experience

With over fifteen years of experience in executive management, Internet architecture, mobile technologies, high volume server architectures, and general high technology operations, Dean Rositano has successfully assisted in the raising of over $40 million in both private and public transactions. Prior to iHookup Social, Inc., Dean Rositano co-founded CMI, Latitude Venture Partners, LLC, Zippi Networks, Inc., America’s Biggest, Inc., and most notably, was the co-founder, President and Chief Technology Officer of Silicon Valley-based Nettaxi.com, which went public in 1998 when it quickly reached a valuation of over $600 million. With over three million unique visitors daily and a top five worldwide, website rank, Dean Rositano was responsible for designing, architecting, and scaling the Nettaxi server infrastructure from zero to over 10 million visitors per day.

From 2006-2010, Dean Rositano worked as President and Chief Technology Officer of Zippi Networks, Inc. Zippi Networks, Inc. created a home-based business system that allowed users to become certified eBay sellers and earn commission by selling items on eBay for others.  Zippi Networks, Inc. supplied its users with everything one would need to build a home-based business as an eBay seller, including but not limited to, certain training, materials, uniforms, processes and software.  Dean Rositano was responsible for its day-to-day operations and overseeing the development of eBay seller applications for the web, as well as mobile applications for windows and iPhone devices.  In 2010, Dean Rositano became President, Secretary and Chief Technology Officer of CMI, which developed mobile applications on a work-for-hire basis as well as incubated creative concepts conceived among a core group of product managers, graphic designers and mobile developers. CMI has successfully developed apps for the education market (e.g. released Cloud9 Learning to Brigham Young University with a pilot of over 7,000 students), cause-related or donation style apps, apps used by restaurants and bars, etc. Dean Rositano will continue his role at CMI while serving as a director and officer of Titan and iHookup.

Dean Rositano is well qualified as a director and the President and Chief Technology Officer of Titan and iHookup due to his twenty years of experience working with high technology companies, many of which have been in the social media or internet community space and directly relates to the iHookup mobile app.  He has extensive experience in successfully raising capital, managing and growing teams of people in the areas of product development, internet / mobile marketing, and IT, as well as architecting, building, scaling and launching high volume consumer products, from internet websites to mobile applications.

Item 5.02(b): Robert A. Rositano, Jr.

Executive Agreement

On January 19, 2014, iHookup entered into an employment agreement with Robert Rositano pursuant to which Robert Rositano will serve as Chief Executive Officer and Secretary of iHookup. The employment agreement provides, among other things, that Robert Rositano will be eligible for participation in any employee benefit plan, retirement plan, and option plan maintained by iHookup; receive a base salary of $150,000 per year; and receive reimbursement for ordinary and necessary business expenses incurred by Robert Rositano in connection with the performance of his duties as Chief Executive Officer and Secretary of iHookup. Upon a successful launch of iHookup’s products and services and reaching the first 1,000,000 registered users, Robert Rositano will receive a bonus of $50,000 and his base salary will be increased to $200,000 annually. When iHookup reaches a cumulative 5,000,000 registered users or more, Robert Rositano will receive a bonus of $75,000 and his base salary will be increased to $250,000 annually. After the above goals are achieved, his base salary will begin being increased semi-annually at a minimum rate of 10% or higher, as determined by the board of directors or a committee established by the board of directors for compensation purposes. If iHookup is unable to pay executive salary or bonuses, the amounts owed will be accrued as a convertible note. The note can be converted into common stock, at Robert Rositano’s sole discretion.

The foregoing description is qualified in its entirety by reference to the employment agreement, which is filed herewith as Exhibit 10.20 and incorporated herein by reference.

Experience

Robert Rositano is a serial entrepreneur with more than twenty years of experience in technology and bringing in more than $60 million in liquidity events for the companies he has founded and/or managed. Prior to founding iHookup, Robert Rositano was the third employee at Netcom Online Communications, Inc., an internet service provider which quickly reached 500,000 subscribers. He was involved in taking Netcom Online Communications, Inc. public in 1993, and the company eventually merged into Earthlink and AT&T Canada. Robert Rositano has co-founded a number of successful ventures, including Simply Internet, Inc., Nettaxi.com, America’s Biggest, Inc., Zippi Networks, Inc. (an eBay partner) and CMI.  He has also authored one of the first Web Directory’s for Macmillan Publishers.

From 2006-2010, Robert Rositano worked as Chief Executive Officer of Zippi Networks, Inc. Zippi Networks, Inc. created a home-based business system that allowed users to become certified eBay sellers and earn commission by selling items on eBay for others.  Zippi Networks, Inc. supplied its users with everything one would need to begin a home-based business as an eBay seller, including but not limited to, certain training, materials, uniforms, processes and software.  Robert Rositano was responsible for its day-to-day operations and overseeing the development of eBay seller applications for the web, as well as mobile applications for windows and iPhone devices.  He was also in charge of fundraising, and raised over $2 million for Zippi Networks, Inc. In 2010, Robert Rositano became Chief Executive Officer of CMI, which developed mobile applications on a work-for-hire basis as well as incubated creative concepts conceived among a core group of product managers, graphic designers and mobile developers. CMI has successfully developed apps for the education market (e.g. released Cloud9 Learning to Brigham Young University with a pilot of over 7,000 students), cause-related or donation style apps, apps used by restaurants and bars, etc. Robert Rositano will continue his role at CMI while serving as a director and officer of Titan and iHookup.

Robert Rositano is well qualified as a director, and the Chief Executive Officer and Secretary of Titan and iHookup due to his twenty years of experience working with high technology companies, many of which have been in the social media or internet community space and directly relate to the iHookup mobile app.  He has extensive experience in successfully raising capital, managing and growing teams of people in the areas of product development, internet / mobile marketing, and IT, as well as architecting, building, scaling and launching high volume consumer products, from internet websites to mobile applications.

Item 5.02(c): Conflicts of Interest

There are several related party transactions reported within the Initial Report and this Amendment No. 1. All conflicts of interests between such related parties have been duly approved by the required board and/or shareholder approvals. Please see below for further disclosure:

As described in Item 1.01, CMI sold the iHookup mobile app to iHookup for a purchase price of $293,750. iHookup paid the purchase price by issuing 1,175,000 shares of its Series A Preferred  Stock, priced at $0.25/share, to CMI.

Dean Rositano and Robert Rositano are each directors and 19.3% stockholders of CMI. At CMI, Dean Rositano also serves as President, Chief Technology Officer and Secretary, while Robert Rositano serves as Chief Executive Officer. They will both continue their respective roles at CMI while serving as directors and officers of Titan and iHookup.

Dean Rositano and Robert Rositano are both directors and stockholders of iHookup. At iHookup, Dean Rositano also serves as President and Chief Technology Officer, while Robert Rositano serves as Chief Executive Officer and Secretary. The majority stockholder of iHookup is Copper Creek Holdings, LLC, a Nevada limited liability company owned and managed by Robert Rositano and his wife, Stacy Rositano.

As described in the Initial Report, Dean Rositano and Robert Rositano have both been appointed directors and officers of Titan.  At Titan, Dean Rositano will serve as President and Chief Technology Officer, while Robert Rositano will serve as Chief Executive Officer and Secretary.

Pursuant to the Merger Agreement, Titan’s Series A Preferred Stock consists of the following: Dean Rositano and Robert Rositano each own 4,510,400 shares, Copper Creek Holdings, LLC owns 36,083,350 shares, and CMI owns 4,895,850 shares. As described in the Initial Report, such Series A Preferred Stock shall be convertible into the number of shares of common stock which equals nine times the total number of shares of common stock which are issued and outstanding at the time of conversion until the closing of a Qualified Financing (i.e. sale and issuance of equity securities of Titan that results in gross proceeds to Titan in excess of two million five hundred thousand dollars ($2,500,000)). The foregoing description is qualified in its entirety by reference to the Certificate of Designation, which is filed herewith as Exhibit 3.05 and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2014, we filed a Certificate of Designation.  The Certificate of Designation is described in greater detail within the Initial Report. The description of the Certificate of Designation is qualified in its entirety by reference to the full text of the Certificate of Designation which is attached hereto as Exhibit 3.05 and incorporated herein by reference. You are encouraged to read the entire Certificate of Designation and other exhibits attached hereto.

Exhibit Number	Exhibit
2.01*	Agreement and Plan of Merger and Reorganization, dated as of January 31, 2014, by and among Titan Iron Ore Corp., iHookup Operations Corp and iHookup Social, Inc.
3.05*	Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock
10.17*	Asset Purchase Agreement, dated as of January 18, 2014, by and between CheckMate Mobile, Inc. and iHookup Social, Inc.
10.18*	Services Contract, dated as of January 18, 2014, by and between CheckMate Mobile, Inc. and iHookup Social, Inc.
10.19*	Executive Agreement of iHookup Social, Inc. for Dean Rositano
10.20*	Executive Agreement of iHookup Social, Inc. for Robert A. Rositano, Jr.

*   Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 18, 2014	TITAN IRON ORE CORP.

	By:		/s/ Robert A. Rositano, Jr.______________
		Name:	Robert A. Rositano, Jr.
		Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description
2.01	Agreement and Plan of Merger and Reorganization, dated as of January 31, 2014, by and among Titan Iron Ore Corp., iHookup Operations Corp and iHookup Social, Inc.
3.05	Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock
10.17	Asset Purchase Agreement, dated as of January 18, 2014, by and between CheckMate Mobile, Inc. and iHookup Social, Inc.
10.18	Services Contract, dated as of January 18, 2014, by and between CheckMate Mobile, Inc. and iHookup Social, Inc.
10.19	Executive Agreement of iHookup Social, Inc. for Dean Rositano
10.20	Executive Agreement of iHookup Social, Inc. for Robert A. Rositano, Jr.